UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities exchange act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

MYERS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1293 South Main Street, Akron, OH		44301
(Address of principal executive offices)		(Zip Code)

(330) 253-5592

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	MYE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2020, the Board of Directors of Myers Industries, Inc. (the “Company”) approved an amendment to Article I, Section 3, of the Company’s Amended and Restated Code of Regulations (the “Regulations”) to now state as follows: “Meetings of Shareholders shall be held at any place within or without the State of Ohio or, if authorized by the Board of Directors, solely by means of communication equipment as authorized by law.” The Regulations, as so amended, are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 29, 2020, Myers Industries, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on March 6, 2020, the record date for the Annual Meeting, 35,724,608 common shares were outstanding and entitled to vote. At the Annual Meeting, 33,187,221, or approximately 92.89%, of the outstanding common shares entitled to vote were represented in person or by proxy, including 2,439,241 broker non-votes. At the Annual Meeting, the shareholders of the Company voted as set forth below on the following proposals, each of which is described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2020 (the “Proxy Statement”).

Proposal No. 1. Election of Directors.

The Company’s shareholders elected, with the respective votes set forth opposite their names, the following persons to the Company’s Board of Directors to hold office until the 2021 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	For	Withheld	Broker Non-Vote
Sarah R. Coffin	30,462,439	285,541	2,439,241
Ronald M. De Feo	30,453,999	293,981	2,439,241
William A. Foley	30,341,982	405,998	2,439,241
F. Jack Liebau, Jr.	30,494,512	253,468	2,439,241
Bruce M. Lisman	30,348,382	399,598	2,439,241
Lori Lutey	30,519,151	228,829	2,439,241
Michael McGaugh	30,643,605	104,375	2,439,241
Jane Scaccetti	30,507,884	240,096	2,439,241
Robert A. Stefanko	30,104,627	643,353	2,439,241

Proposal No. 2. Advisory Vote to Approve Executive Compensation.

The Company’s shareholders, by adopting a non-binding advisory resolution, approved the 2019 compensation of the Company’s named executive officers, with over 98% of the total shares voted being cast “for” the proposal. Voting results on this proposal were as follows:

For	30,270,149
Against	357,385
Abstain	120,446
Broker Non-Vote	2,439,241

Proposal No. 3. Ratification of Appointment of Independent Registered Public Accounting Firm.

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2020. Voting results on this proposal were as follows:

For	32,991,890
Against	181,932
Abstain	13,399
Broker Non-Vote	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Code of Regulations of Myers Industries, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.

By:	/s/ Andrean R. Horton
Andrean R. Horton
Chief Legal Officer and Secretary

Date: April 30, 2020